SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                         -------------------------
                                 FORM 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

             Date of Earliest Event Reported: January 27, 2000


                      CAPITAL SENIOR LIVING CORPORATION
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          (Exact name of registrant as specified in its charter)


 DELAWARE                         1-17445                       75-2678809
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(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
incorporation or
 organization)

14160 Dallas Parkway, Suite 300
Dallas, Texas                                                    75240
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(Address of principal                                          (Zip Code)
 executive offices)


Registrant's telephone number, including area code (972) 770-5600

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ITEM 5.           OTHER EVENTS.
                  ------------

     On January 27, 2000, Capital Senior Living Corporation (the "Company") announced that it was accelerating certain strategic initiatives aimed at increasing ownership of assets, enhancing cash flow from operations and maximizing long-term shareholder value. These initiatives include developing future projects on the Company's balance sheet, revising current development efforts that result in a non-recurring fourth quarter 1999 charge, assisting with the recapitalization of Triad Senior Living ("Triad") I, L.P. and the engagement of Lehman Brothers by Triad and the Company to assist with recapitalization alternatives for Triads II through V. Please see the attached Press Release, dated January 27, 2000, for a more detailed explanation.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

99.1              Press Release dated January 27, 2000

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                             SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 15, 2000

                                     CAPITAL SENIOR LIVING CORPORATION


                                      By: /s/ David R. Brickman
                                      ------------------------------------------
                                      Name: David R. Brickman
                                      Title:  Vice President and General Counsel

                            EXHIBIT INDEX




Exhibit No.                     Exhibit Description

99.1                     Press Release dated January 27, 2000